UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

March 19, 2010
Date of Report (Date of earliest event reported)

VIAD CORP
(Exact name of registrant as specified in its charter)

Delaware	001-11015	36-1169950
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1850 North Central Avenue, Suite 800, Phoenix, Arizona	85004-4545
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 207-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective March 19, 2010, John F. Jastrem stepped-down as Group President - Marketing & Events of Viad Corp (the “Company”) and is leaving the Company, as he has decided to retire.  Paul B. Dykstra, Chairman, President and Chief Executive Officer of the Company, will assume the role as president of the Marketing & Events Group, which includes Global Experience Specialists, Inc. ("GES"), while a replacement search for the position is conducted.  Mr. Dykstra served as President and Chief Executive Officer of GES from 2000 to 2006 before being named President and Chief Executive Officer of the Company in 2006.  Mr. Jastrem will be available to the Company on a consulting basis to ensure a smooth leadership transition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VIAD CORP
(Registrant)

March 22, 2010	By:	/s/ Scott E. Sayre
Scott E. Sayre
Vice President-General Counsel and Secretary